                                                                   EXHIBIT 10.12

                                   XFL, LLC


                      LIMITED LIABILITY COMPANY AGREEMENT



                                                                   June 12, 2000

                                   XFL, LLC

                      LIMITED LIABILITY COMPANY AGREEMENT

                               TABLE OF CONTENTS

                                                                                                      Page
ARTICLE I       CERTAIN DEFINITIONS..................................................................   1

ARTICLE II      FORMATION, NAME, OFFICES AND PURPOSES; MEMBERS.......................................  11

ARTICLE III     CAPITAL CONTRIBUTIONS................................................................  13

ARTICLE IV      PARTICIPATION IN COMPANY PROPERTY....................................................  14

ARTICLE V       MANAGEMENT...........................................................................  15

ARTICLE VI      DISTRIBUTIONS; ALLOCATIONS OF PROFITS AND LOSSES FOR FEDERAL INCOME TAX PURPOSES.....  25

ARTICLE VII     ACCOUNTING...........................................................................  30

ARTICLE VIII    SALE, TRANSFER, AND ADMISSION........................................................  31

ARTICLE IX      TERM AND DISSOLUTION.................................................................  35

ARTICLE X       CONVERSION OF CLASS B MEMBERSHIP UNITS...............................................  36

ARTICLE XI      REDEMPTION OF THE CLASS C MEMBERSHIP UNIT............................................  38

ARTICLE XII     DISPUTE RESOLUTION...................................................................  38

ARTICLE XIII    CERTAIN PRE-CLOSING MATTERS..........................................................  39

ARTICLE XIV     INITIAL PUBLIC OFFERING..............................................................  40

ARTICLE XV      GENERAL PROVISIONS...................................................................  41

Exhibit A - Initial Business Plan
Exhibit B - Purchased Assets
Exhibit C - Registration Rights Agreement

                                   XFL, LLC
                      LIMITED LIABILITY COMPANY AGREEMENT
                      -----------------------------------


          THIS LIMITED LIABILITY COMPANY AGREEMENT is made and entered into as of this 12th day of June, 2000, by and between WWFE SPORTS, INC., a Delaware corporation ("WWFE"), and NBC-XFL HOLDING, INC., a Delaware corporation ("NBC").


                                  WITNESSETH:


          WHEREAS, WWFE and NBC have formed XFL, LLC, a Delaware limited liability company (the "Company"), as a vehicle through which to establish, develop and operate a professional football league to be known as the "XFL", by filing a Certificate of Formation (the "Certificate") with the office of the Secretary of State of the State of Delaware on March 20, 2000.


          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS
                              -------------------


          As used in this Agreement, the following terms have the following definitions:

          AAA Global Headquarters.  "AAA Global Headquarters" has the meaning
          -----------------------
ascribed thereto in Section 12.1 of this Agreement.

          Act.  "Act" means the Delaware Limited Liability Company Law, Delaware
          ---
Code Annotated, Title 6, Chap. 18, as amended from time to time, in effect.

          Additional Capital Contribution.  "Additional Capital Contribution"
          -------------------------------
has the meaning ascribed thereto in Section 3.2(a) of this Agreement.

          Adjusted Capital Account Deficit.  "Adjusted Capital Account Deficit"
          --------------------------------
means, with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

          (i) Credit to such Capital Account any amounts which such Member is deemed to be obligated to restore pursuant to the penultimate sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and

          (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of
the Regulations.

          The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

          Affiliate.  "Affiliate" means, with respect to a Person, a Person
          ---------
that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned Person, or any member of the Immediate Family of the second mentioned Person.

          Agreement.  "Agreement" means this Limited Liability Company
          ---------
Agreement, as it may be amended or supplemented from time to time, and is the "Limited Liability Company Agreement" of the Company as defined in Section 18-101(6) of the Act.

          Board of Managers.  "Board of Managers" means the group of Managers
          -----------------
that exercises the powers, and manages the business and affairs, of the Company pursuant to Article 5 of this Agreement.

          Book Item.  "Book Item" has the meaning ascribed thereto in Section
          ---------
6.2(d)(i)(A) of this Agreement.

          Broadcast Agreement.  "Broadcast Agreement" has the meaning ascribed
          -------------------
thereto in Section 2.8 of this Agreement.

          Business.  "Business" has the meaning ascribed thereto in Section 2.4
          --------
of this Agreement.

          Business Day.  "Business Day" means any day other than a Saturday, a
          ------------
Sunday, or any day on which national banking associations in the State of New York are closed.

          Call Exercise Notice.  "Call Exercise Notice" has the meaning ascribed
          --------------------
thereto in Section 8.4(a) of this Agreement.

          Call Closing.  "Call Closing" has the meaning ascribed thereto in
          ------------
Section 8.4(a) of this Agreement.

          Capital Account.  "Capital Account" means, with respect to any Member,
          ---------------
the Capital Account maintained for such Member in accordance with the following provisions:

          (i) To each Member's Capital Account there shall be credited (A) such Member's Capital Contributions, (B) such Member's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 6.2 hereof, and (C) the amount of any Company liabilities assumed by such Member or which are secured by any property distributed to such Member. The principal amount of a promissory note which is not readily traded on an established securities market and which is contributed to the Company by the maker of the note (or a Member related to the maker of the note within the meaning of

Regulations Section 1.704-1(b)(2)(ii)(c)) shall not be included in the Capital Account of any Member until the Company makes a taxable disposition of the note or until (and to the extent) principal payments are made on the note, all in accordance with Regulations Section 1.704-1(b)(2)(iv)(d)(2);

          (ii) To each Member's Capital Account there shall be debited (A) the amount of money and the Gross Asset Value of any property distributed to such Member pursuant to any provision of this Agreement, (B) such Member's distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 6.2 hereof, and (c) the amount of any liabilities of such Member assumed by the Company or which are secured by any property contributed by such Member to the Company;

          (iii) In the event Shares are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Shares; and

          (iv) In determining the amount of any liability for purposes of subparagraphs (i) and (ii) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

          The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Board of Managers shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Member), are computed in order to comply with such Regulations, the Board of Managers may make such modification. The Board of Managers also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Members and the amount of capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

          Capital Contributions.  "Capital Contributions" means, with respect to
          ---------------------
any Member, the amount of money and the initial Gross Asset Value of any property (other than money) contributed to the Company with respect to the Shares in the Company held or purchased by such Member, including additional Capital Contributions.

          Certificate.  "Certificate" means the Company's Certificate of
          -----------
Formation filed with the Secretary of State of the State of Delaware on March 20, 2000, as amended from time to time.

          Class A Membership Units.  "Class A Membership Units" means the
          ------------------------
limited liability company Interests of the Company represented by the 800,000 units designated as Class A Membership Units in Section 2.7 of this Agreement.

          Class B Membership Units.  "Class B Membership Units" means the
          ------------------------
convertible, non-voting limited liability company Interests of the Company represented by the 400,000 units designated as Class B Membership Units in
Section 2.7 of this Agreement.

          Class C Membership Unit.  "Class C Membership Unit" means the
          -----------------------
redeemable, non-voting, cumulative, preferred, non-participating limited liability company Interest of the Company represented by the 1 unit designated as a Class C Membership Unit in Section 2.7 of this Agreement. Notwithstanding any other provision of this Agreement, the Class C Membership Unit holder shall be entitled solely to a Priority Return to the extent provided herein and shall receive no other allocation of Profit or Loss or distribution hereunder.

          Code.  "Code" means the Internal Revenue Code of 1986, as amended, 26
          ----
U.S.C.A., et seq., or any succeeding federal internal revenue law as from time to time in effect. Any reference to any section of the Code shall include the provisions of any successor revenue law as from time to time in effect.

          Company.  "Company" means XFL, LLC, a Delaware limited liability
          -------
company, being the limited liability company formed pursuant to the Certificate and governed by this Agreement.

          Company Minimum Gain.  "Company Minimum Gain" has the meaning given
          --------------------
the term "partnership minimum gain" in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

          Control.  "Control" (including the terms "controlled by" and "under
          -------
common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or other ownership interests, by contract or otherwise.

          Controlled Affiliate.  "Controlled Affiliate" means, with respect to a
          --------------------
Person, a Person that, directly or indirectly, through one or more intermediaries, is controlled by the first mentioned Person, and, in the case of NBC, also means any Person that, directly or indirectly, through one or more intermediaries, is controlled by NBC Parent.

          Conversion Date.  "Conversion Date" has the meaning ascribed thereto
          ---------------
in Section 10.1(c).

          Conversion Notice.  "Conversion Notice" has the meaning ascribed
          -----------------
thereto in Section 10.1(a) of this Agreement.

          Defaulting Member.  "Defaulting Member" has the meaning ascribed
          -----------------
thereto in Section 3.2(c) of this Agreement.

          Deficiency.  "Deficiency" has the meaning ascribed thereto in Section
          ----------
3.2(c) of this Agreement.

          Deficiency Contribution.  "Deficiency Contribution" has the meaning
          -----------------------
ascribed thereto in Section 3.2(c) of this Agreement.

          Depreciation.  "Depreciation" means, for each Fiscal Year, an amount
          ------------
equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Board of Managers.

          Depreciation Recapture.  "Depreciation Recapture" has the meaning
          ----------------------
ascribed thereto in Section 6.2(d)(i)(B)(iii) of this Agreement.

          Dispute.  "Dispute" has the meaning ascribed thereto in Section 12.1
          -------
of this Agreement.

          Estimated Tax Amount.  "Estimated Tax Amount" shall mean, for each
          --------------------
Fiscal Year, an amount of cash which, in the good faith judgment of the Board of Managers, equals (i) the amount of taxable income allocable from the Company in respect of such Fiscal Year to the Member receiving the greatest allocation of such income, multiplied by (ii) forty percent (40%).

          Fair Market Value.  "Fair Market Value" has the meaning ascribed
          -----------------
thereto in Section 8.5 of this Agreement.

          Financial Statements.  "Financial Statements" has the meaning ascribed
          --------------------
thereto in Section 7.3(a) of this Agreement.

          Fiscal Year.  "Fiscal Year" has the meaning ascribed thereto in
          -----------
Section 7.2 of this Agreement.

          Gross Asset Value.  "Gross Asset Value" means with respect to any
          -----------------
asset, the asset's adjusted basis for federal income tax purposes, except as follows:

          (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Board of Managers;

          (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account) as determined by the Board of Managers as of the following times:
(A) the acquisition of an additional Interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an Interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Board of Managers reasonably determines that such adjustment is necessary to reflect the relative economic interests of the Members in the Company;

          (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Board of Managers; and

          (iv) The Gross Asset Values of the Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of "Profits" and "Losses" or Section 6.2(b)(vii) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph
(ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv).

          If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.

          GAAP.  "GAAP" shall mean U.S. generally accepted accounting
          ----
principles, consistently applied.

          Immediate Family.  "Immediate Family" means, and is limited to, an
          ----------------
individual's current spouse, parents, grandparents, children, siblings, grandchildren and other lineal descendants, or a trust or estate of which the primary beneficiaries are such individual or such related persons.

          Initial Business Plan.  "Initial Business Plan" means the budget and
          ---------------------
strategic operating plan for the Company for the period commencing on May 1, 2000 and ending on April 30, 2002 in the form attached to this Agreement as Exhibit A.

          Interest.  "Interest" means the entire ownership interest of a Member
          --------
in the Company at any time, including such Member's Percentage Interest and the right of such Member to any and all benefits to which a Member may be entitled as provided in this Agreement, together with the obligations of such Member to comply with all of the terms and provisions of this Agreement.

          IPO.  "IPO" has the meaning ascribed thereto in Section 14.1 of this
          ---
Agreement.

          Liquidator.  "Liquidator" means that Person, or any successor thereto,
          ----------
who shall be designated to liquidate the Company pursuant to Section 9.3 hereof.

          Manager.  "Manager" means any Person hereafter elected as a member of
          -------
the Board of Managers of the Company as provided in this Agreement, but does not include any Person who has ceased to be a member of the Board of Managers of the Company. Each member of the Board of Managers is a "Manager" within the meaning of Section 18-101(10) of the Act.

          Member.  "Member" means any Person executing this Agreement as a
          ------
member or hereafter admitted to the Company as a member as provided in this Agreement, but does not include any Person who has ceased to be a member in the Company, and each Member is a "Member" within the meaning of Section 18-101(11) of the Act.

          Member Nonrecourse Debt.  "Member Nonrecourse Debt" has the same
          -----------------------
meaning as the term "partner nonrecourse debt" in Section 1.704-2(b)(4) of the Regulations.

          Member Nonrecourse Debt Minimum Gain.  "Member Nonrecourse Debt
          ------------------------------------
Minimum Gain" means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with
Section 1.704-2(i)(3) of the Regulations.

          Member Nonrecourse Deductions.  "Member Nonrecourse Deductions" has
          -----------------------------
the same meaning as the term "partner nonrecourse deductions" in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

          Merchandising Agreement.  "Merchandising Agreement" has the meaning
          -----------------------
ascribed thereto in Section 2.8 of this Agreement.

          Monthly Management Reports.  "Monthly Management Reports" has the
          --------------------------
meaning ascribed thereto in Section 7.3(a) of this Agreement.

          NBC.  "NBC" means NBC-XFL Holding, Inc., a Delaware corporation, its
          ---
successors or permitted transferees of its entire Interest, as the case may be.

          NBC Parent.  "NBC Parent" means National Broadcasting Company, Inc., a
          ----------
Delaware corporation.

          NBC IPO Notice.  "NBC IPO Notice" has the meaning ascribed thereto in
          --------------
Section 14.2 of this Agreement.

          NBC IPO Put Notice.  "NBC IPO Put Notice" has the meaning ascribed
          ------------------
thereto in Section 14.2 of this Agreement.

          NBC IPO Put Right.  "NBC IPO Put Right" has the meaning ascribed
          -----------------
thereto in Section 14.2 of this Agreement.

          NBC Put Notice.  "NBC Put Notice" has the meaning ascribed thereto in
          --------------
Section 8.4(b) of this Agreement.

          NBC Put Right.  "NBC Put Right" has the meaning ascribed thereto in
          -------------
Section 8.4(b) of this Agreement.

          NFL.  "NFL" has the meaning ascribed thereto in Section 5.13 of this
          ---
Agreement.

          Non-Defaulting Member.  "Non-Defaulting Member" has the meaning
          ---------------------
ascribed thereto in Section 3.2(c) of this Agreement.

          Nonrecourse Deductions.  "Nonrecourse Deductions" has the meaning set
          ----------------------
forth in Section 1.704-2(b)(1) of the Regulations.

          Nonrecourse Liability.  "Nonrecourse Liability" has the meaning set
          ---------------------
forth in Section 1.704-2(b)(3) of the Regulations.

          Notice Letter.  "Notice Letter" has the meaning ascribed thereto in
          -------------
Section 12.2 of this Agreement.

          Observer.  "Observer" has the meaning ascribed thereto in Section 5.3
          --------
of this Agreement.

          Offer Period.  "Offer Period" has the meaning ascribed thereto in
          ------------
Section 8.3 of this Agreement.

          Offered Interest.  "Offered Interest" has the meaning ascribed thereto
          ----------------
in Section 8.3 of this Agreement.

          Offered Members.  "Offered Members" has the meaning ascribed thereto
          ---------------
in Section 8.3 of this Agreement.

          Offering Member.  "Offering Member" has the meaning ascribed thereto
          ---------------
in Section 8.3 of this Agreement.

          Percentage Interest.  "Percentage Interest" of any Member means the
          -------------------
percentage of all outstanding Class A Membership Units and Class B Membership Units, taken together, held by such Member.

          Performance Based Conversion Notice.  "Performance Based Conversion
          -----------------------------------
Notice" has the meaning ascribed thereto in Section 10.1(a) of this Agreement.

          Person.  "Person" means any person, corporation, partnership, limited
          ------
partnership, limited liability company, joint venture, association, joint stock company, trust, business trust, unincorporated association or other entity.

          Priority Return.  "Priority Return" means a sum equal to ten percent
          ---------------
(10%) per annum, determined on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days in the period for which the Priority Return is being determined, cumulative (but not compounded) to the extent not distributed in any given Fiscal Year pursuant to Section 6.1(d) hereof, of the Capital Contribution attributable to the Class C Membership Unit ($12.50), commencing on the first day the Class C Membership Unit is issued to the WWFE.

          Profits and Losses.  "Profits" and "Losses" mean, for each Fiscal
          ------------------
Year, an amount equal to the Company's taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication):

          (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income or loss:

          (ii) Any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses", shall be subtracted from such taxable income or loss;

          (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses;

          (iv) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

          (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year computed in accordance with the definition of Depreciation;

          (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's Interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and

          (vii) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 6.2 hereof shall not be taken into account in computing Profits or Losses.

          The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 6.2 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

          Purchased Assets.  "Purchased Assets" has the meaning ascribed thereto
          ----------------
in Section 13.2 of this Agreement.

          Put Closing.  "Put Closing" has the meaning ascribed thereto in
          -----------
Section 8.4(b) of this Agreement.

          Put Rejection.  "Put Rejection" has the meaning ascribed thereto in
          -------------
Section 8.4(c) of this Agreement.

          Redemption Notice.  "Redemption Notice" has the meaning ascribed
          -----------------
thereto in Article 11 of this Agreement.

          Regulatory Allocations.  "Regulatory Allocations" has the meaning
          ----------------------
ascribed thereto in Section 6.3 of this Agreement.

          Regulations.  "Regulations" means the Income Tax Regulations,
          -----------
including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.

          Rules.  "Rules" has the meaning ascribed thereto in Section 12.1 of
          -----
this Agreement.

          Scheduled Contributions.  "Scheduled Contributions" has the meaning
          -----------------------
ascribed thereto in Section 5.19 of this Agreement.

          Securities Act.  "Securities Act" means the Securities Act of 1933, as
          --------------
amended.

          Service.  "Service" means the Internal Revenue Service.
          -------

          Shares.  "Shares" means any Class A Membership Units, Class B
          ------
Membership Units or Class C Membership Unit from time to time issued and outstanding.

          Subsequent Business Plan.  "Subsequent Business Plan" has the meaning
          ------------------------
ascribed thereto in Section 5.19 hereof.

          Tax Matters Member.  "Tax Matters Member" means that Person designated
          ------------------
as the Tax Matters Member pursuant to Section 5.14 hereof.

          Tax Statements.  "Tax Statements" has the meaning ascribed thereto in
          --------------
Section 7.3(a) of this Agreement.

          Threshold Interest.  "Threshold Interest" has the meaning ascribed
          ------------------
thereto in Section 5.3 of this Agreement.

          Transfer.  "Transfer" means the sale, assignment, transfer,
          --------
disposition, mortgage, pledge, charge or encumbrance, or contract to do or permit any of the foregoing, whether voluntarily or by operation of law.

          Transferee.  "Transferee" has the meaning ascribed thereto in Section
          ----------
8.3 of this Agreement.

          Transfer Notice.  "Transfer Notice" has the meaning ascribed thereto
          ---------------
in Section 8.3 of this Agreement.

          Valuation Date.  "Valuation Date" has the meaning ascribed thereto in
          --------------
Section 8.5 of this Agreement.

          WWFE.  "WWFE" means WWFE Sports, Inc., a Delaware corporation, its
          ----
successors or permitted transferees of its entire Interest, as the case may be.

          WWFE Call Option.  "WWFE Call Option" has the meaning ascribed thereto
          ----------------
in Section 8.4(a) of this Agreement.

          WWFE IPO Call Notice.  "WWFE IPO Call Notice" has the meaning ascribed
          --------------------
thereto in Section 14.3 of this Agreement.

          WWFE IPO Call Option.  "WWFE IPO Call Option" has the meaning ascribed
          --------------------
thereto in Section 14.3 of this Agreement.

          WWFE IPO Notice.  "WWFE IPO Notice" has the meaning ascribed thereto
          ---------------
in Section 14.3 of this Agreement.

          WWFE Parent.  "WWFE Parent" means World Wrestling Federation
          -----------
Entertainment, Inc., a Delaware corporation.

          XFL Property Rights.  "XFL Property Rights" has the meaning ascribed
          -------------------
thereto in Section 6.1 of this Agreement.

                                  ARTICLE II

                FORMATION, NAME, OFFICES AND PURPOSES; MEMBERS
                ----------------------------------------------

          Section 2.1.  Formation.  The Company was formed on March 20, 2000 by
                        ---------
the filing of the Certificate with the Secretary of State of the State of Delaware. Except as otherwise provided in this Agreement, the rights, duties, liabilities and obligations of the Members, and all other Persons who become members of the Company in the manner set forth herein, and the administration, dissolution, winding up and termination of the Company shall be governed by the Act.

          Section 2.2.  Name.  The name of the Company is "XFL, LLC".  The
                        ----
Company shall execute a certificate or certificates required by law to be filed in connection with changes in the name of the Company or the conduct of the business of the Company and shall cause such certificate or certificates to be filed in the appropriate offices.

          Section 2.3.  Offices.  The principal office of the Company shall be
                        -------
located at 1241 East Main Street, Stamford, CT 06902. The Company's registered office and the name of its initial registered agent at such address shall be as set forth in the Certificate. The Company may have such substituted and additional offices at such other locations as the Members shall designate. The Company's registered office and registered agent may be changed from time to time by filing the address of the new registered office and/or the name and the acceptance of the new registered agent with the Delaware Secretary of State pursuant to the Act.

          Section 2.4.  Purposes; Power.  The purpose of the Company shall be,
                        ---------------
and the Company shall have the power and authority, to establish, develop and operate a professional football league to be known as the "XFL" (the "Business") and to acquire, own, manage and sell such assets and properties as may be necessary or convenient in connection with the operation of the Business. In carrying out these purposes and exercising these powers, the Company may enter into, make and perform all contracts and other undertakings and engage in all activities and transactions as may be necessary and proper to operate the Business. The Company shall commence operations no later than the date hereof. Any change in, or expansion of, the purpose or scope of the Business shall require the prior written approval of NBC and WWFE.

          Section 2.5.  Scope of Members' Authority.  Except as otherwise
                        ---------------------------
expressly and specifically provided in this Agreement, no Member shall have authority to bind or act for, or assume any obligations or responsibilities on behalf of, any other Member or the Company. Neither the Company nor any Member shall be responsible or liable for any indebtedness or obligation of any other Member incurred or arising either before or after the execution of this Agreement, except as to such joint responsibilities, liabilities, indebtedness or obligations incurred after the date hereof pursuant to a written instrument. This Agreement shall not be deemed to create a partnership or other affiliation between the Members with respect to any activities whatsoever, other than activities within the purpose of the Company as specified in Section 2.4 above.

          Section 2.6.  Confidential Information.  The Company and each Member
                        ------------------------
shall not use or disclose to others any confidential information received from the Company or any other Member which is not otherwise available to the public (or any confidential information made available to the public as a result of a breach of this Agreement by the breaching party) for any purpose other than for the benefit of the Company, as determined by the Board of Managers, or as required by law.

          Section 2.7.  Classes of Membership Interests; Number Authorized.
                        --------------------------------------------------

                    (a) The limited liability company Interests of the Company (as defined in Section 18-101(8) of the Act) shall be represented by the Class A Membership Units, the Class B Membership Units and the Class C Membership Unit. No additional class or classes of limited liability company Interests of the Company shall be created or issued without the prior approval of the Members.

                    (b) The total number of Class A Membership Units that the Company shall have the authority to issue is 800,000. On the date of this Agreement, 200,000 Class A Membership Units are issued and outstanding and held of record by WWFE. The total number of Class B Membership Units that the Company shall have the authority to issue is 400,000. On the date of this Agreement, 200,000 Class B Membership Units are issued and outstanding and held of record by NBC. The total number of Class C Membership Units that the Company shall have the authority to issue is 1. On the date of this Agreement, 1 Class C Membership Unit is issued and outstanding and held of record by WWFE. Except as specifically provided in this Agreement, no additional Class A Membership Units, Class B Membership Units or Class C Membership Units shall be issued by the Company.

          Section 2.8.  Ancillary Agreements.  On the date of this Agreement,
                        --------------------
the Company is entering into (i) a Merchandising and Support Services Agreement with WWFE Parent (the "Merchandising Agreement") and (ii) a Broadcast Agreement with NBC Parent (the "Broadcast Agreement").

                                  ARTICLE III

                             CAPITAL CONTRIBUTIONS
                             ---------------------

          Section 3.1.  Initial Capital Contribution.
                        ----------------------------

                    (a) On the date hereof, WWFE has made an initial cash Capital Contribution in the amount of $2,500,012.50. The Capital Account of WWFE shall be increased from zero to $2,500,012.50.

                    (b) On the date hereof, NBC has made an initial cash Capital Contribution in the amount of $2,500,000.00. The Capital Account of NBC shall be increased from zero to $2,500,000.00.

          Section 3.2.  Additional Capital Contributions.
                        --------------------------------

                    (a) Each Member shall contribute to the capital of the Company (an "Additional Capital Contribution") its proportionate share, based on its Percentage Interest, of the aggregate amount of any additional cash contributions called for by the Board of Managers in accordance with this Agreement, the Initial Business Plan and any Subsequent Business Plan. Except as specifically provided herein, no additional Shares shall be issued upon receipt of any Additional Capital Contribution.

                    (b) On approximately a monthly basis, the Board of Managers shall send a written notice to each Member calling for such Member to make its proportionate share of the Additional Capital Contributions then due, as contemplated by the Initial Business Plan or any Subsequent Business Plan, as the case may be. Such notice shall set forth (i) the aggregate amount of such Additional Capital Contributions and (ii) each Member's proportionate share of such Additional Capital Contributions. Additional Capital Contributions in the amounts called for in such notice shall be made by the Members within five (5) Business Days following receipt of such notice from the Board of Managers. A failure by the Board of Managers to make a call for an Additional Capital Contribution at such time as the same is contemplated by the Initial Business Plan, any Subsequent Business Plan or this Agreement shall not relieve the Members from their obligations under this Agreement to make such Additional Capital Contributions when and as the same may be called for by the Board of Managers. No call for an Additional Capital Contribution in excess of the amounts called for in the Initial Business Plan or any Subsequent Business Plan, as the case may be, shall be made by the Board of Managers without the prior written approval of NBC and WWFE.

                    (c) Upon the failure of a Member (a "Defaulting Member") to make any Additional Capital Contribution required by this Section (the portion thereof not contributed by such Defaulting Member being referred to herein as the "Deficiency"), the Board of Managers shall give written notice of such failure, including the name of the Defaulting Member and the amount of such Deficiency, to the other Members (each, a "Non-Defaulting Member"). Each Non-Defaulting Member may (in addition to, and not in lieu of, any other rights or remedies such Non-Defaulting Member may have under this Agreement, at law or in equity), in its sole and absolute discretion, within five (5) Business Days after receipt of such written notice, contribute all or any portion of such Deficiency to the capital of the Company (a "Deficiency Contribution"); provided, however, that if the proposed aggregate Deficiency Contributions of two or more Non-Defaulting Members are greater than the amount of the Deficiency, then, unless such Non-Defaulting Members agree on the amount of the Deficiency Contribution to be made by each of them, such Deficiency Contributions shall be made in proportion to such Non-Defaulting Members' Percentage Interests. In the event of any such Deficiency Contribution(s), a number of additional Class A Membership Units or Class B Membership Units, as the case may be, shall be issued to the Non-Defaulting Member or Members making such Deficiency Contribution(s) (in proportion to the Deficiency Contribution made by each Non-Defaulting Member) so that the Defaulting Member's Percentage Interest is reduced by an amount (expressed in terms of a percentage) equal to the quotient determined by dividing (1) the amount of such Deficiency Contribution(s) by (2) the aggregate sum of all Capital Contributions (including Deficiency Contributions) made by all Members to the Company through the date such additional Class A Membership Units or Class B Membership Units are issued, and the aggregate Percentage Interests of the Non-Defaulting Member or Members making such Deficiency Contribution(s) shall be increased by a like amount (and in proportion to the Deficiency Contribution made by each Non-Defaulting Member).

          Section 3.3.  Non Cash Capital Contributions.  If the Members make any
                        ------------------------------
Capital Contributions in a form other than cash, the Members shall execute and deliver to the Company any assignments and other instruments of transfer as may be deemed necessary to confirm and carry out the contributions to capital of the Company.

          Section 3.4.  Use of Capital Contributions.  All contributions to
                        ----------------------------
capital of the Company shall be available to the Company to carry out the purposes of the Company.

          Section 3.5.  Other Source of Funds.  Subject to Section 5.18, the
                        ---------------------
Company may, at the Board of Managers' discretion, from time to time borrow and re-borrow funds (for working capital purposes including ordinary course intercompany reimbursements) under terms and conditions determined by the Board of Managers, including without limitation, borrowing funds from Members and Affiliates thereof as well as institutional lenders. No Member shall be required to loan money to the Company.

                                  ARTICLE IV

                       PARTICIPATION IN COMPANY PROPERTY
                       ---------------------------------

          Section 4.1.  Ownership by Member of Company.  No Member shall have
                        ------------------------------
any right of partition with respect to any property or assets of the Company.

          Section 4.2.  Return of Capital.  Except as expressly provided herein,
                        -----------------
no Member shall have the right to demand or receive a distribution of any capital prior to the dissolution of the Company, and no Member shall have the right to demand and receive property other than cash in return for any contribution to the capital of the Company.

          Section 4.3.  No Interest.  No Member shall be entitled to receive any
                        -----------
interest with respect to its Capital Contributions or Capital Account.

                                   ARTICLE V

                                  MANAGEMENT
                                  ----------

          Section 5.1.  Management by the Board of Managers.  Except for
                        -----------------------------------
situations in which the approval of the Members, or NBC and/or WWFE specifically, is required by this Agreement or by non-waivable provisions of the Act or the approval of the Broadcast Committee is required under the Broadcast Agreement, (i) the powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Managers; and (ii) the Board of Managers may make all decisions and take all actions for the Company not otherwise provided for in this Agreement or in the Broadcast Agreement. If any action taken by the Board of Managers conflicts or is inconsistent in any way with any action taken by the Broadcast Committee (as defined in the Broadcast Agreement) pursuant to its powers under the Broadcast Agreement, the action taken by the Broadcast Committee shall be controlling.

          Section 5.2.  Actions by Board of Managers.  In managing the business
                        ----------------------------
and affairs of the Company and exercising its powers granted hereunder, the Board of Managers may act through meetings or written consents pursuant to Sections 5.5 and 5.7. Any Person dealing with the Company, other than a Member, may rely on the authority of a Manager or any duly appointed officer of the Company in taking any action in the name of the Company without inquiry into the provisions of this Agreement or compliance herewith, regardless of whether that action actually is taken in accordance with the provisions of this Agreement. Each Member, by execution of this Agreement, agrees to, consents to, and acknowledges the delegation of powers and authority to the Board of Managers granted hereunder, and to the actions and decisions of the Board of Managers within the scope of their authority as provided herein.

          Section 5.3.  Number and Term of Office.  The Board of Managers shall
                        -------------------------
consist of three Managers prior to the Conversion Date and on and after the Conversion Date shall consist of six Managers. Prior to the Conversion Date, the holders of the Class A Membership Units shall be entitled to designate all three Managers to the Board of Managers. Prior to the Conversion Date, the holders of the Class B Membership Units shall be entitled to designate one individual (the "Observer") who shall not be a Manager but who may attend all meetings of the Board of Managers. The Observer shall receive all materials and communications as and when received by the Managers but shall have no authority to vote on any matter presented to the Board of Managers, but shall have the ability to submit non-binding recommendations to the Board of Managers. On and after the Conversion Date and so long as each of WWFE and NBC owns at least eighty-five percent (85%) of the total number of Shares owned by it as of the date hereof (subject to appropriate adjustment in the event of any equity distribution, split, combination or other similar recapitalization) (the "Threshold Interest"), WWFE shall be entitled to designate three Managers to the Board of Managers and NBC shall be entitled to designate three Managers to the Board of Managers; provided, however, that during any time after the Conversion Date that either or both of WWFE and NBC own less than the Threshold Interest, NBC shall be entitled to designate a number (rounded to the nearest whole number) of Managers to the Board of Managers that is directly proportionate to the ratio of NBC's Percentage Interest to WWFE's Percentage Interest and WWFE shall be entitled to designate a number (rounded to the nearest whole number) of Managers to the Board of Managers that is directly proportionate to the ratio of WWFE's Percentage Interest to NBC's Percentage Interest. In the event that any adjustment to WWFE's and NBC's representation on the Board of Managers is required by the immediately preceding sentence, WWFE or NBC, as the case may be, shall cause an appropriate number of Managers designated by it to resign from the Board of Managers and any vacancy resulting from such resignation(s) shall be filled by the other such Member. For purposes of this Section 5.3, the number of Shares owned by, and the respective Percentage Interests of, NBC and WWFE shall be deemed to include the Shares owned by, and the Percentage Interests of, their respective Affiliates. On and after the Conversion Date, there shall be no Observer. On and after the Conversion Date, the Chairman of the Board of Managers shall be a Manager designated by WWFE and the Vice Chairman of the Board of Managers shall be a Manager designated by NBC. On the Conversion Date, the Observer on the Conversion Date, together with two additional individuals designated by NBC, shall become the initial Managers designated by NBC. On and after the Conversion Date, all references herein to the Board of Managers shall be deemed to refer to the full six-member Board of Managers.

          The following persons are the Managers of the Company as of the date hereof and until their successors are duly elected:

                        Vincent K. McMahon

                        Linda E. McMahon

                        August J. Liguori

          The following person is the Observer as of the date hereof:

                        Dick Ebersol

          Section 5.4.  Vacancies; Removal; Resignation.  Any Manager may be
                        -------------------------------
removed at any time, with or without cause, but only by the holders of the Shares (or the Member, if applicable) who designated such Manager. In the event that any Manager ceases to serve as a Manager during his term of office, the resulting vacancy shall be filled by the holders of the Shares (or the Member, if applicable) entitled to appoint the Manager whose absence has created such vacancy. Any Manager may resign his office at any time.

          Section 5.5.  Meetings.
                        --------

                    (a) A majority of the total number of Managers shall constitute a quorum for the transaction of business of the Board of Managers, and the act of a majority of the Managers present at a meeting at which a quorum is present shall be necessary and sufficient to be the act of the Board of Managers. A Manager who is present at a meeting of the Board of Managers at which action on any Company matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the Person acting as secretary of the meeting before the adjournment thereof or shall deliver such dissent to the Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Manager who voted in favor of such action. Any Manager who is present at a meeting of the Board of Managers shall be entitled to cast the vote of any Manager who is not present and who was appointed by the same Member as the Manager casting the vote.

                    (b) Meetings of the Board of Managers may be held at such place or places as shall be determined from time to time by resolution of the Board of Managers. At all meetings of the Board of Managers, business shall be transacted in such order as shall from time to time be determined by resolution of the Board of Managers.

                    (c) Regular meetings of the Board of Managers shall be held at such times and places as shall be designated from time to time by resolution of the Board of Managers, but shall not be held less frequently than quarterly. Notice of such meetings shall not be required.

                    (d) Special meetings of the Board of Managers may be called by the Chairman of the Board of Managers or any two Managers on at least 24 hours' notice to each other Manager. Such notice need not state the purpose or purposes of, nor the business to be transacted at, such meeting, except as may otherwise be required by law or provided for in this Agreement.

                    (e) Any matter upon which the Board of Managers is deadlocked shall be resolved pursuant to the provisions of Article 12.

          Section 5.6.  Approval or Ratification of Acts or Contracts by
                        ------------------------------------------------
Members. The Board of Managers in their discretion may submit any act or contract for approval or ratification at any annual or special meeting of the Members.

          Section 5.7.  Action by Managers by Written Consent or Telephone
                        --------------------------------------------------
Conference.  Any action permitted or required by the Act, the Certificate or
----------
this Agreement to be taken at a meeting of the Board of Managers may be taken without a meeting if a consent in writing, setting forth the action to be taken, is signed by that number of the Managers having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Managers were present and voting. Such consent shall have the same force and effect as a vote at a meeting and may be stated as such in any document or instrument filed with the Secretary of State of Delaware, and the execution of such consent shall constitute attendance or presence in person at a meeting of the Board of Managers. Subject to the requirements of the Act, the Certificate or this Agreement for notice of meetings, unless otherwise restricted by the Certificate, the Managers may participate in and hold a meeting of the Board of Managers by means of a conference telephone or similar communications equipment by means of which all Persons participating in the meeting can hear each other, and participation in such meeting shall constitute attendance and presence in person at such meeting, except where a Person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

          Section 5.8.  Conflicts of Interest.  Subject to the other express
                        ---------------------
provisions of this Agreement, each Manager, Member and officer of the Company at any time and from time to time may engage in and possess interests in other business ventures of any and every type and description, independently or with others, with no obligation to offer to the Company or any other Member, Manager or officer the right to participate therein. The Company may transact business with any Manager, Member, officer or Affiliate thereof, provided the terms of those transactions are no less favorable than those the Company could obtain from unrelated third parties.

          Section 5.9.  Actions by Members.  Regular meetings of the Members may
                        ------------------
be held at such places, and at such times, as the Members may from time to time determine. No notice of any such meeting shall be required. Special meetings of the Members may be held at any time or place called by any Member. Notice by letter, telegram, telecopy or telephone of a special meeting of the Members shall be given by the Member calling the meeting not less than two (2) Business Days before the special meeting. The Members may participate in a meeting of the Members by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.
The Secretary of the Company shall keep written minutes of all meetings of the Members. At all meetings of the Members, Members holding a majority of the outstanding Class A Membership Units entitled to vote shall constitute a quorum for the transaction of business and shall be necessary and sufficient for taking any action, except that where any action requires the prior approval of NBC and/or WWFE, the presence of NBC and/or WWFE, as the case may be, shall be required to constitute a quorum for the taking of such action. Any action to be taken by the Members shall require the affirmative vote of the holders of a majority of all the outstanding Class A Membership Units present in person or by proxy and entitled to vote, except as otherwise specially provided in this Agreement (e.g., where the prior approval of NBC and/or WWFE is required). Each holder of outstanding Class A Membership Units shall be entitled to one vote for each Class A Membership Units held by that Member at each meeting of Members (and written actions in lieu of meetings) with respect to any and all matters presented to the Members for their action or consideration and on which they are entitled to vote. Holders of Class B Membership Units and the Class C Membership Unit shall not be entitled to vote on any action presented to the Members, except as required by law or by the provisions of this Agreement. Any action required or permitted to be taken at any meeting of the Members may be taken without a meeting if a consent in writing, setting forth the action to be taken, is signed by that number of Members entitled to vote thereon having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all such Members were present and voting (including, in cases where the prior approval of a Member is required, the approval of the requisite Member(s)). No Member shall be prohibited from voting on a matter solely because the matter relates to such Member or an Affiliate of such Member. No contract, action or transaction will be void or voidable with respect to the Company because it is between or affects the Company and one or more of its Members or their Affiliates regardless of whether any of the conditions set forth in Section 18-107 of the Act have been met. Any matter upon which the Members are deadlocked shall be resolved pursuant to the provisions of Article 12.

          Section 5.10. Officers.  Subject to the rights and authority of the
                        --------
Board of Managers, the day-to-day operations of the Company shall be run by the officers of the Company who will be elected by the Board of Managers. The officers shall consist of a President, one or more Vice Presidents, a Secretary and a Treasurer, and may consist of such other officers (including a Chief Financial Officer) and assistant officers as the Board of Managers may determine. Each officer or assistant officer shall serve at the pleasure of the Board of Managers. The compensation of all officers and assistant officers shall be fixed by, or pursuant to authority delegated by, the Board of Managers from time to time. Any two or more offices may be held by the same person.

                    (A) President.  The President shall be the chief executive
                        ----------
          officer of the Company and shall have general and active charge and control over the business and affairs of the Company, subject to the oversight of the Board of Managers.

                    (B) Vice President.  The Vice President or, if there shall
                        --------------
          be more than one, the Vice Presidents, in the order of their seniority unless otherwise specified by the Board of Managers, shall have all of the powers and perform all of the duties of the President during his absence or inability to act. Each Vice President shall also have such other powers and perform such other duties as shall be prescribed from time to time by the Board of Managers or the President.

                    (C) Secretary.  The Secretary shall keep a record of the
                        ---------
          minutes of the proceedings of meetings of the Members and the Board of Managers, and shall give notice of all such meetings as required by the Act or this Agreement. The Secretary shall have custody of the seal of the Company and of all books, records, and papers of the Company, except such as shall be in the charge of the Treasurer or of some other Person authorized to have custody and possession thereof by resolution of the Board of Managers. The Secretary shall also have such other powers and perform such other duties as are incident to the office of the secretary of a limited liability company or as shall be prescribed from time to time by, or pursuant to authority delegated by, the Board of Managers or the President.

                    (D) Treasurer.  The Treasurer shall keep full and accurate
                        ---------
          accounts of the receipts and disbursements of the Company in books belonging to the Company, shall deposit all moneys and other valuable effects of the Company in the name and to the credit of the Company in such depositories as may be designated by the Board of Managers, and shall also have such other powers and perform such other duties as are incident to the office of the treasurer of a limited liability company or as shall be prescribed from time to time by, or pursuant to authority delegated by, the Board of Managers or the President.

The following officers of the Company shall serve at the pleasure of the Board of Managers until their successors are elected: President -- Basil DeVito; Vice President, Football Operations -- Michael Keller; Vice President, Administration -William Hicks; Vice President, Finance, Chief Financial Officer and Treasurer - August Liguori; Secretary -Linda McMahon.

          Section 5.11.  Bank Accounts.  Only the Treasurer or his designees in
                         -------------
accordance with authorization cards on file with the Company's banks may sign checks on behalf of the Company.

          Section 5.12.  Compensation.  Except as otherwise expressly provided
                         ------------
in this Agreement, no Managers or Affiliate of any Managers shall be entitled to any compensation from the Company or to reimbursement for expenses incurred in connection with the business or affairs of the Company, except with the prior approval of the Managers. The Company shall pay the reasonable out-of-pocket expenses incurred by each Manager and Observer in connection with attending the meetings of the Board of Managers.

          Section 5.13.  Activity of Members; Football Restrictions.  Except as
                         ------------------------------------------
specifically set forth in this Section 5.13 or pursuant to Section 8.4, no Member or any Affiliate thereof shall be prohibited from engaging in any other business or activity by virtue of its status as a Member in the Company. Notwithstanding the foregoing, neither NBC nor WWFE (nor any Affiliate of either of the foregoing) shall, directly or indirectly, own, operate or broadcast via television (other than highlights of any length for use in any format or media) any teams, games or other events of a professional football league or own or operate a professional football league (it being expressly agreed that the National Football League, Inc. ("NFL") is excluded as it relates to this Section
5.13 and that, accordingly, nothing in this Agreement will prohibit any Member (or any of its Affiliates) from owning, operating or broadcasting any NFL team, game or other event).

          Section 5.14.  Tax Matters Member.  The Tax Matters Member shall be
                         ------------------
WWFE. The Tax Matters Member shall have the responsibility of a tax matters partner specified under the Code. The Tax Matters Member shall immediately notify all Members of any action taken by the Service relating to an audit or review of the Company's federal income tax filings and shall keep all Members informed of the status of any such proceedings. Each Member shall have the right to participate in such proceedings at such Member's own expense. The Tax Matters Member shall not enter into any agreement with the Service which purports to bind any Member without first obtaining the consent of such Member. The Company shall reimburse the Tax Matters Member for all expenses reasonably incurred in connection with its duties hereunder.

          Section 5.15.  Reliance on Acts of the Managers.  No financial
                         --------------------------------
institution or other Person dealing with an officer or another agent or attorney-in-fact for the Board of Managers will be required to ascertain whether the officer or such representative of the Board of Managers is an authorized agent acting in accordance with this Agreement, but such financial institution or such other Person will be protected in relying solely upon the deed, transfer or assurances or on the execution of such instrument or instruments by the officer, a Manager or any authorized agent thereof.

          Section 5.16.  Rights and Obligations of Members.  Except as expressly
                         ---------------------------------
set forth in this Agreement or mandated by the Act, no Member shall have any liability to the Company in excess of such Member's Capital Contributions, and no Member shall have any liability to any other Member for the return or repayment of the Capital Contributions of such other Member or for the repayment of any loan by such other Member to the Company. No Member shall be required to pay to the Company or any other Member any deficit in such other Member's Capital Account (upon dissolution or otherwise). A Member will not be personally liable for any debts or losses of the Company beyond the Member's obligation under Article III to make Capital Contributions or as otherwise required by the Act.

          Section 5.17.  Indemnity of the Managers, Officers, Employees, and
                         ---------------------------------------------------
Other Agents.
------------

                    (a) The Company shall indemnify, to the fullest extent now or hereafter permitted by law, each Manager and Observer (including each former Manager and Observer) of the Company who was or is made a party to or a witness in or is threatened to be made a party to or a witness in any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such Person is or was an authorized representative of the Company, against all expenses (including attorneys' fees and disbursements), judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action or proceeding.

                    (b) The Company shall pay all expenses (including attorneys' fees and disbursements) incurred by a Manager or Observer (including a former Manager or Observer) referred to in Section 5.17(a) hereof in defending or appearing as a witness in any action or proceeding described in Section 5.17(a) hereof in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such Person to repay all amounts advanced if it is ultimately determined that he or she is not entitled to be indemnified by the Company as provided in Section 5.17(d) hereof.

                    (c) The Company shall, unless otherwise determined by mutual agreement of NBC and WWFE, indemnify to the fullest extent now or hereafter permitted by law, any Person who was or is made a party to or a witness in or is threatened to be made a party to or a witness in, or was or is otherwise involved in, any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such Person is or was an authorized representative of the Company, both as to action in such Person's official capacity and as to action in another capacity at the Company's request while holding such office or position, against all expenses (including attorneys' fees and disbursements), judgments, fines (including excise taxes and penalties), and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action or proceeding. The Company shall, unless otherwise determined by mutual agreement of NBC and WWFE, pay expenses incurred by any such Person by reason of his or her participation in an action or proceeding referred to in this Section 5.17(c) in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such Person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as provided in Section 5.17(d) hereof.

                    (d) Indemnification under this Section shall not be made by the Company in any case where a court determines that the alleged act or failure to act giving rise to the claim for indemnification (i) is expressly prohibited by the Act or any successor statute as in effect at the time of such alleged action or failure to take action, (ii) constitutes willful misconduct, bad faith, gross negligence or reckless disregard of a Person's duties or (iii) is outside the scope of such Person's duties performed in his or her official capacity or in another capacity at the Company's request.

                    (e) The Company may purchase and maintain insurance on behalf of any Person who is or was a Manager or an Observer, or is or was an authorized representative of the Company, against any liability asserted against or incurred by such Person in any such capacity, or arising out of the status of such Person as such, whether or not the Company would have the power to indemnify such Person against such liability under the provisions of this Section.

                    (f) Each Manager and Observer shall be deemed to act in such capacity in reliance upon such rights of indemnification and advancement of expenses as are provided in this Section. The rights of indemnification and advancement of expenses provided by this Section shall not be deemed exclusive of any other rights to which any Person seeking indemnification or advancement of expenses may be entitled under any agreement, statute or otherwise, both as to action in such Person's official capacity and as to action in another capacity at the Company's request while holding such office or position, and shall continue as to a Person who has ceased to be an authorized representative of the Company and shall inure to the benefit of the heirs and personal representatives of such Person. Indemnification and advancement of expenses under this Article shall be provided whether or not the indemnified liability arises or arose from any threatened, pending or completed action by or in the right of the Company. Any repeal or modification of this Article shall not adversely affect any right or protection existing at the time of such repeal or modification to which any Person may be entitled under this Section.

                    (g) For purposes of this Section, references to "the Company" shall include all constituent limited liability companies, corporations or other entities absorbed in a consolidation, merger or division, as well as the surviving or new limited liability companies, corporations or other entities surviving or resulting therefrom, so that (i) any Person who is or was an authorized representative of a constituent, surviving or new limited liability company, corporation or other entity shall stand in the same position under the provisions of this Section with respect to the surviving or new limited liability company, corporation or other entity as such Person would if he or she had served the surviving or new limited liability company, corporation or other entity in the same capacity and (ii) any Person who is or was an authorized representative of the Company shall stand in the same position under the provisions of this Section with respect to the surviving or new limited liability company, corporation or other entity as such Person would with respect to the Company if its separate existence had continued.

                    (h) For the purposes of this Section, the term "authorized representative" shall mean a Manager, Observer, officer, employee or agent of the Company or of any subsidiary of the Company, or a trustee, custodian, administrator, committeeman or fiduciary of any employee benefit plan established and maintained by the Company or by any subsidiary of the Company, or a Person serving another corporation, partnership, joint venture, trust or other enterprise in any of the foregoing capacities at the request of the Company.

                    (i) No Member shall have any obligation to indemnify any other Member, Manager, Observer, officer, employee, agent or other authorized representative of the Company under any circumstances.

                    (j) No Member, Manager, Observer, officer, Company employee or Affiliate of any of the foregoing or their respective agents and/or the legal representatives of any of them shall be liable to any Member, the Company or any other Person for mistakes of judgment or for action or inaction which such Member, Manager, Observer, officer, Company employee, Affiliate, agent or legal representative reasonably believed to be in or not opposed to the best interests of the Company unless such action or inaction constitutes willful misconduct, bad faith, gross negligence or reckless disregard of, or is outside the scope of, his or its duties and, with respect to any criminal action, such party reasonably believes his conduct was lawful. Each Member, Observer and Manager may (on its own behalf or on the behalf of any representative, any Affiliates of such Member or their respective agents and/or legal representatives of any of them) consult with counsel, accountants and other experts in respect of the Company's affairs and such Person shall be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel, accountants or other experts. Notwithstanding any of the foregoing to the contrary, the provisions of this Section shall not be construed so as to relieve (or attempt to relieve) (i) any Person of any liability, to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable law, but shall be construed so as to effectuate the provisions of this Section to the fullest extent permitted by law or (ii) any Member of any liability for the breach of any contract related to the Business, including, without limitation, this Agreement.

          Section 5.18.  Member Protective Provisions.  Notwithstanding any
                         ----------------------------
other provision of this Agreement to the contrary, at any time when either of WWFE or NBC (together with their respective Affiliates) (a) has less than three
(3) Managers designated by it to the Board of Managers and (b) has a Percentage Interest greater than fifteen percent (15%), the Company shall not take any of the following actions without the prior written approval of such Member:

                    (a) Issue any additional membership Interest, or any right to acquire any membership Interest, in the Company to any Person (except in accordance with Section 3.2 of this Agreement);

                    (b) Incur or guarantee any obligation or liability (fixed or contingent) for borrowed money such that the Company has, individually or in the aggregate, in excess of $1,000,100 of indebtedness and amounts guaranteed outstanding at any time;

                    (c) Transfer or acquire assets that, individually or in the aggregate, have a book value in excess of $1,000,100;

                    (d) Merge or consolidate with any other Person or engage in any recapitalization, reclassification, reorganization or any other extraordinary corporate transaction;

                    (e) Pledge, mortgage, grant a security interest in or permit the placing of a lien or encumbrance on all or any part of the assets of the Company other than in the ordinary course of the Company's business;

                    (f) Enter into or modify the terms of any agreement, or engage in any transaction or enter into any arrangement, understanding or commitment, with any Member or any Affiliate of any Member;

                    (g) Settle any litigation or other proceeding in which the amount involved exceeds $2,000,000;

                    (h) Confess a judgment against the Company in connection with any threatened or pending legal action, execute or deliver any assignment for the benefit of creditors of the Company, authorize the filing of a bankruptcy petition, consent to the filing of an involuntary bankruptcy petition, consent to the appointment of a trustee, receiver or liquidator of all or substantially all of the Company's assets or, except as expressly permitted pursuant to Section 8.4(c), voluntarily liquidate the Company; and

                    (i) Make any decision which affects the calculation of Capital Accounts, Depreciation or Gross Asset Value or make or not make any election for federal, state, local or non-U.S. tax matters.

          Section 5.19.  Subsequent Business Plan.  At least forty five (45)
                         ------------------------
days prior to the end of each Fiscal Year beginning with the Fiscal Year ending April 30, 2002, the President shall present to the Board of Managers for its approval an annual operating budget and capital budget for the Company for the next Fiscal Year (each, a "Subsequent Business Plan"). Each Subsequent Business Plan shall be in substantially the form of the Initial Business Plan and shall contain, among other things, a quarterly schedule of Additional Capital Contributions that the Company expects to need during the next Fiscal Year (any Additional Capital Contributions contained in the Initial Business Plan and each Subsequent Business Plan being hereinafter referred to as the "Scheduled Contributions"). Notwithstanding any other provision of this Agreement to the contrary, all Scheduled Contributions, and any modification of the Initial Business Plan or any Subsequent Business Plan so as to increase by more than 5% (whether by a single modification or a series of modifications with such effect) the total amount of any Scheduled Contributions with respect to any fiscal quarter of the Company, must be approved by each of WWFE and NBC; provided, however, that if either WWFE or NBC fails to approve any of the foregoing matters in the immediately preceding sentence and the Board of Managers determines, in the exercise of its reasonable judgment, that the Company requires additional funds in excess of the Members' Capital Contributions and any Scheduled Contributions that have been approved by WWFE and NBC, then WWFE and/or NBC may agree to lend the Company up to a combined aggregate of $5 million (but subject to the limitation that such $5 million amount shall be the maximum outstanding balance of all such loans made by WWFE and/or NBC pursuant to this Section 5.19 at any given time) on terms that, taken as a whole, are at least as favorable to the Company as the terms that could then have been obtained in an arm's length negotiation from a party that is not a Member or an Affiliate of a Member. If both NBC and WWFE desire to make such loans to the Company but are unable to agree on the amount that each such Member will lend to the Company, such loans shall be made in proportion to their then respective Percentage Interests (which, for purposes of this Section 5.19, shall be deemed to include the Percentage Interests of their respective Affiliates).

                                  ARTICLE VI

                   DISTRIBUTIONS; ALLOCATIONS OF PROFITS AND
                    LOSSES FOR FEDERAL INCOME TAX PURPOSES
                    --------------------------------------

          Section 6.1.  Distributions.
                        -------------

                    (a) General. Except as otherwise provided herein, the Board
                        -------
of Managers, acting in good faith and in furtherance of the purpose of the Company, shall have sole discretion as to the amounts and timing of distributions to Members and distributions to Members shall be in proportion to the Members' Percentage Interests.

                    (b) Tax Distributions. The Board of Managers shall use its
                        -----------------
best efforts to estimate the Estimated Tax Amount for each fiscal quarter of the Company prior to the close of such fiscal quarter, and shall make distributions to each Member in an amount equal to the Estimated Tax Amount for that period not later than the thirtieth (30th) day following the close of the fiscal quarter. The Board of Managers shall, subject to any applicable covenants and restrictions contained in the Company's loan agreements and other agreements or obligations to which the Company or its properties are subject, use its best efforts to ensure that the Estimated Tax Amount shall be distributed to each Member. At the close of the Fiscal Year, the Board of Managers shall make proper adjustments as may be necessary to the amounts of such distributions to reconcile the final Estimated Tax Amount as of the close of the Fiscal Year with the projected Estimated Tax Amount previously distributed to each Member with respect to such Fiscal Year.

                    (c) Property Distributions. Except as otherwise provided in
                        ----------------------
the Broadcast Agreement, the Board of Managers may not distribute to the Members any property of the Company (other than cash) without the prior approval of the Members. Any property so distributed to the Members shall be distributed to the Members in accordance with their respective Percentage Interests; provided, however, that so long as WWFE is a Member, the XFL logo, all related Trademarks and Trademark applications, the XFL URL and all other intellectual property rights related to the XFL (the "XFL Property Rights") shall not be distributed in kind to any Member until the dissolution of the Company pursuant to Article IX, and then shall be distributed only to WWFE upon such dissolution provided that WWFE (i) has a Percentage Interest of at least ten percent (10%) immediately prior to such dissolution and (ii) pays to the Company the fair market value of the XFL Property Rights as determined by an appraiser selected by the Liquidator.

                    (d) Priority Distributions. No later than the 30th day after
                        ----------------------
the end of each Fiscal Year, the Board of Managers shall use its best efforts to ensure that a distribution is made to the Class C Membership Unit holder of record in an amount equal to the excess of (i) the cumulative Priority Return from the inception of the Company to the end of such Fiscal Year, over (ii) the sum of all prior distributions made to the Class C Membership Unit holder of record. Accrual and payment of the Priority Return in any Fiscal Year is contingent upon the Company recognizing a net Profit (determined without regard to clause (vii) of the definition of Profit) in the Fiscal Year to which such Priority Return relates.

          Section 6.2.  Allocations.
                        -----------

                 (a)    Profits and Losses.  After giving effect to the special
                        ------------------
allocations set forth in Section 6.2(b), Profits and Losses for any Fiscal Year shall be allocated to the Members in proportion to their Percentage Interests.

                 (b)    Special Allocations.
                        -------------------

                    The following special allocations shall be made in the following order:

                        (i)   Minimum Gain Chargeback.  Except as otherwise
                              -----------------------
          provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provisions of this Section 6.2, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member's share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 6.2(b)(i) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

                        (ii)  Member Minimum Gain Chargeback.  Except as
                              ------------------------------
          otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 6.2, if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any Fiscal Year, each Member who has a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member's share of the net decrease in Member Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This
          Section 6.2(b)(ii) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

                        (iii) Qualified Income Offset.  In the event any Member
                              -----------------------
          unexpectedly receives any adjustments, allocations or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-
          1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations,
          items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of the Member as quickly as possible, provided that an allocation pursuant to this Section 6.2(b)(iii) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 6.2 have been tentatively made as if this Section 6.2(b)(iii) were not in the Agreement.

                (iv)   Gross Income Allocation.  In the event any Member has a
                       -----------------------
          deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 6.2(b)(iv) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 6.2 have been made as if Section 6.2(b)(iii) and this Section 6.2(b)(iv) were not in the Agreement.

                (v)    Nonrecourse Deductions.  Nonrecourse Deductions for any
                       ----------------------
          Fiscal Year shall be specially allocated to the Members in proportion to their respective Percentage Interests.

                (vi)   Member Nonrecourse Deductions.  Any Member Nonrecourse
                       -----------------------------
          Deductions for any Fiscal Year shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

                (vii)  Section 754 Adjustments.  To the extent an adjustment to
                       -----------------------
          the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations
          Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be
          taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of such Member's Interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their Interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Member to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

                (viii) Priority Return.  The Class C Membership Unit shall be
                       ---------------
          allocated items of income in an amount equal to the Priority Return accrued during the Fiscal Year.

                (ix) Certain Correlative Adjustments.  In the event that the
                     -------------------------------
          taxable income of a Member in respect of a transaction between a Member and the Company is increased by any taxing authority (pursuant to Section 482 of the Code or otherwise), an amount of the correlative deduction equal to the amount of such increase shall be specially allocated to such Member.

         (c)    Other Allocation Rules.
                ----------------------

                (i) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Board of Managers using any permissible method under Code Section 706 and the Regulations thereunder.

                (ii) The Members are aware of the income tax consequences of the allocations made by this Section 6.2 and hereby agree to be bound by the provisions of this Section 6.2 in reporting their shares of Company income and loss for income tax purposes.

         (d)    Tax Allocations.
                ---------------

                (i)  Section 704(b) Allocations.

                     (A) Each item of income, gain, loss, deduction or credit for federal income tax purposes which corresponds to an item of income, gain, loss or expense that is either taken into account in computing Profits or Losses or specially allocated pursuant to Section 6.2(b) (a "Book Item") shall be allocated among the Members in the same proportions as the corresponding Book Item is allocated among them pursuant to Section 6.2(a) or 6.2(b).

                     (B) If the Company recognizes Depreciation Recapture (as defined below) in respect of the sale of any Company asset:

                         (i) the portion of the gain on such sale which is allocated to a Member pursuant to Sections 6.2(a) or 6.2(b) shall be treated as consisting of a portion of the Company's Depreciation Recapture on the sale and a portion of the balance of the Company's gain on such sale under principles consistent with Regulations Section 1.1245-1; and

                         (ii) if, for federal income tax purposes, the Company
                recognizes both "unrecaptured 1250 gain" (as defined in Section 1(h) of the Code) and gain treated as ordinary income under
                Section 1250(a) of the Code in respect of such sale the amount treated as Depreciation Recapture under Section 6.2(d)(i)(B)(i) shall be comprised of a proportionate share of both such types of gain.

                             (iii)  For purposes of Section 6.2(d)(i)(B)
                    "Depreciation Recapture" means the portion of any gain from the disposition of an asset of the Company which, for federal income tax purposes, (A) is treated as ordinary income under Section 1245 of the Code, (B) is treated as ordinary income under Section 1250 of the Code, or (C) is "unrecaptured 1250 gain" as such term is defined in Section 1(h) of the Code.

                    (ii) Section 704(c) Allocations. In the event any property of the Company is credited to the Capital Account of a Member at a value other than its tax basis (whether as a result of a contribution of such property or a revaluation of such property pursuant to clause
          (ii) of the definition of Gross Asset Value), then allocations of taxable income, gain, loss and deductions with respect to such property shall be made in a manner which will comply with Section 704(c) of the Code and the Regulations thereunder. The Company, with the consent of all Members, may make "curative" or "remedial" allocations (within the meaning of the Regulations under Section 704(c) of the Code) including, but not limited to:

                    (A) "curative" allocations which offset the effect of the "ceiling rule" for a prior Fiscal Year (within the meaning of Regulations
     Section 1.704-3(c)(3)(ii)); and

                    (B) "curative" allocations from dispositions of contributed property (within the meaning of Regulations Section 1.704-3(c)(3)(iii)(B)).

                    (iii)  Other Provisions.  The tax allocations made pursuant
                           ----------------
          to this Section 6.2(d) shall be solely for tax purposes and shall not affect any Member's Capital Account or share of non-tax allocations or distributions under this Agreement.

               (e)  Tax Elections.  Upon the request of a transferee of Shares
                    -------------
or a distributee of a Company distribution, the Company shall make the election provided for in Section 754 of the Code.

      Section 6.3.  Curative Allocations.  The allocations set forth in
                    --------------------
Sections 6.2(b)(i), 6.2(b)(ii), 6.2(b)(iii), 6.2(b)(iv), 6.2(b)(v), 6.2(b)(vi),
6.2(b)(vii) and 6.4 (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 6.3.
Therefore, notwithstanding any other provision of this Article 6 (other than the Regulatory Allocations), the Members jointly shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner that the Members determine appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 6.2(a), 6.2(b)(viii) and 6.2(b)(ix).

          Section 6.4.  Loss Limitation.  Losses allocated pursuant to Section
                        ---------------
6.2(a) hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Member to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Members would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 6.2(a) hereof, the limitation set forth in this
Section 6.4 shall be applied on a Member-by-Member basis and Losses not allocable to any Member as a result of such limitation shall be allocated to the other Members in accordance with the positive balances in such Members' Capital Accounts so as to allocate the maximum permissible Losses to each Member under
Section 1.704-1(b)(2)(ii)(d) of the Regulations.

                                  ARTICLE VII

                                  ACCOUNTING
                                  ----------

          Section 7.1.  Books and Records.
                        -----------------

                    (a) The Board of Managers, or its designee, shall keep books of account in which will be entered fully and accurately every transaction of the Company. The books of account shall be kept on the accrual method of accounting and in accordance with GAAP.

                    (b) Such books of account, together with all correspondence, papers and other documents, shall be kept at such offices of the Company as the Board of Managers shall designate and shall, upon reasonable notice to the Board of Managers, be open to the examination of any Member, Manager or its authorized representatives who will be permitted to make copies of all or any part thereof at such Member's or Manager's cost.

                    (c) If the Federal income tax return of any Member is audited, investigated, reviewed, or questioned by the Service, the Tax Matters Member shall provide all books, records and other necessary financial information regarding the Company which is in its possession, or can be obtained by the Tax Matters Member, to such Member.

          Section 7.2.  Fiscal Year.  To the extent permitted by Code Section
                        -----------
706 and the Regulations promulgated thereunder, the Fiscal Year and the tax year of the Company shall begin upon the commencement of the existence of the Company and shall expire on April 30 thereafter.

          Section 7.3.  Reports.
                        -------

                    (a) The Board of Managers shall have prepared at Company expense, documents containing: (i) Internal Revenue Service Form K-1 or similar form as may be required by the Service stating the Member's allocation of income, gain, loss or credit for the fiscal year annually ("Tax Statements") (if and so long as the Company is taxed under Subchapter K of the Code); (ii) monthly management reports (to consist of an unaudited profit and loss statement, an unaudited statement of cash flows and an unaudited condensed balance sheet as of and for the month and year-to-date period then ended) ("Monthly Management Reports"); and (iii) financial statements (balance sheet, statement of profits or losses, Members' equity, and changes in financial position) on a quarterly and annual basis, which shall be prepared in accordance with GAAP and shall present fairly the financial condition and results of operations of the Company as of the end of and for the period covered thereby ("Financial Statements"). The quarterly Financial Statements shall present the quarterly and year-to-date results of operations of the Company, contain a comparative analysis to the same periods in the prior Fiscal Year and be certified by the Chief Financial Officer of the Company. The annual Financial Statements shall be both unaudited and certified by the Chief Financial Officer of the Company, as well as audited and certified by the Company's independent public accountants. Tax Statements shall be distributed within ninety (90) days after the close of each Fiscal Year. Monthly Management Reports shall be distributed within twenty one (21) days after each calendar month. The Financial Statements with respect to the first three fiscal quarters of the Company shall be distributed within forty-five (45) days after the close of each such fiscal quarter and the Financial Statements with respect to the fourth fiscal quarter of the Company and the full Fiscal Year shall be distributed within ninety (90) days after the close of each Fiscal Year.

               (b) The Board of Managers, at Company expense, shall cause to be prepared and timely filed with appropriate federal and state regulatory and administrative bodies, all reports required to be filed with such entities under then-current applicable laws, rules and regulations. Such reports shall be prepared on the accounting or reporting basis required by such regulatory bodies. Any Member shall be provided with a copy of any such report upon request and without expense to such Member. The Board of Managers shall cause all income tax information returns for the Company to be prepared and, following review and approval by NBC, timely filed with the appropriate authorities. The Board of Managers hereby designates Deloitte & Touche LLP as the independent public accountants for the Company; such independent public accountants may not be discharged or otherwise replaced without the approval of the Board of Managers.

               (c) The Tax Matters Member shall give notice to all Members of any audit or review of the Company by the Service and shall make such additional reports to all the Members as are reasonably necessary to keep them informed of the status of any such review or audit and any negotiations, proposed settlements or litigation related thereto and shall inform the Members of the manner in which they may opt out of any proposed settlements.

                                 ARTICLE VIII

                         SALE, TRANSFER, AND ADMISSION
                         -----------------------------

      Section 8.1. General.
                   -------

               (a) WWFE Holding Period.  Except as expressly permitted in this
                   -------------------
Agreement, WWFE shall not Transfer all or any portion of the Shares held by it prior to the earlier to occur of (i) June 1, 2005 or (ii) the termination of the Broadcast Agreement and NBC Parent's obligations thereunder.

               (b) NBC Holding Period. Except as expressly permitted in this
                   ------------------
Agreement, NBC shall not Transfer all or any portion of the Shares held by it prior to the earlier to occur of (i) December 31, 2002 or (ii) the termination of the Broadcast Agreement and NBC Parent's obligations thereunder.

          Section 8.2.  Transfers to Affiliates.  Notwithstanding Section 8.1 of
                        -----------------------
this Agreement, any Member may, at any time, Transfer all (but not less than all) of the Shares held by it to an Affiliate of such Member; provided that any such transferee shall automatically be bound by the terms of this Agreement and shall be required as a condition precedent to the consummation of such Transfer to join in and execute and deliver a copy of this Agreement to the Members as a party to this Agreement. No Transfer of Shares shall relieve the transferring Member of any duty, responsibility or obligation hereunder. Notwithstanding the foregoing, any Transfer pursuant to this Section 8.2 which, alone or together with previous Transfers, causes a termination of the Company pursuant to Section 708 of the Code shall require the prior written consent of the Members.

          Section 8.3.  Right of First Refusal.  If a Member (the "Offering
                        ----------------------
Member") desires to Transfer (other than to an Affiliate pursuant to Section 8.2 or in a public offering registered under the Securities Act) all or any portion of the Shares held by it (the "Offered Interest"), and such Transfer is otherwise permitted by the terms of this Agreement, the Offering Member shall first deliver a written notice (the "Transfer Notice") to the Company and the other Members (such other Members, the "Offered Members") indicating that the Offering Member desires to Transfer such Shares. Each Offered Member shall have until the later of (i) thirty (30) Business Days from the date the Offer Notice is given and (ii) five (5) Business Days after the Fair Market Value of the Offered Interest is determined pursuant to Section 8.5 (such period, the "Offer Period") in which to notify the Offering Member in writing whether it elects to purchase all (but not less than all) of its pro rata share (based on the percentage such Offered Member's Shares bear to the aggregate number of Shares held by all Members other than the Offering Member) of the Offered Interest for an aggregate cash purchase price equal to the Fair Market Value of its pro rata share of the Offered Interest. If the Offered Members elect to purchase all of the Offered Interest in accordance with this Section 8.3, the closing of such purchase and sale shall occur within ten (10) Business Days after the end of the Offer Period at such place as the Offering Member and the Offered Members may agree. After completion of the procedures described in this Section 8.3, if the Offered Members elect not to purchase all of the Offered Interest within the Offer Period, the Offering Member may, during the sixty (60) Business Day period following the end of the Offer Period, Transfer to any Person (the "Transferee") all (but not less than all) of the Offered Interest at a price not less than the Fair Market Value of the Offered Interest so Transferred. As a condition to such Transfer, the Transferee shall agree in writing to be bound by this Agreement to the same extent as the Offering Member was bound. If the proposed Transfer is not completed within the sixty (60) Business Day period described above, the Offered Interest shall again be subject to this Section 8.3.

          Section 8.4.  Put/Call on Termination of Broadcast Agreement.
                        ----------------------------------------------

                  (a)   WWFE Call Option.  At any time following the
                        ----------------
termination of the Broadcast Agreement, WWFE or an Affiliate thereof may, but shall not be required to (except as required by Section 8.4(b)), purchase all (but not less than all) of the Shares then owned by NBC (the "WWFE Call Option") for an aggregate cash purchase price equal to the Fair Market Value of the Shares then owned by NBC. If WWFE elects to exercise the WWFE Call Option, it shall so notify NBC in writing of such election (the "Call Exercise Notice"), whereupon NBC shall be obligated to sell the Shares then owned by it to WWFE. The closing of the purchase and sale pursuant to this Section 8.4(a) (the "Call Closing") shall occur on the later of (i) the thirtieth (30th) Business Day after receipt by NBC of the Call Exercise Notice and (ii) the fifth (5th) Business Day after the Fair Market Value of the Shares owned by NBC is determined pursuant to Section 8.5, at such place as WWFE and NBC may agree. At the Call Closing, NBC shall assign the Shares then owned by it to WWFE and WWFE shall pay the purchase price for such Shares in cash or other immediately available funds.

               (b) NBC Put Right.  At any time following the termination of the
                   -------------
Broadcast Agreement, NBC may, upon written notice to WWFE (the "NBC Put Notice"), cause WWFE or an Affiliate thereof to purchase the Shares then owned by NBC (the "NBC Put Right") for an aggregate cash purchase price equal to the Fair Market Value of the Shares then owned by NBC. The closing of the purchase and sale pursuant to this Section 8.4(b) (the "Put Closing") shall occur on the later of (i) the thirtieth (30th) Business Day after receipt by WWFE of the NBC Put Notice and (ii) the fifth (5th) Business Day after the Fair Market Value of the Shares owned by NBC is determined pursuant to Section 8.5, at such place as NBC and WWFE may agree. At the Put Closing, NBC shall assign the Shares then owned by it to WWFE and WWFE shall pay the purchase price for such Shares in cash or other immediately available funds.

               (c) NBC Put Right as a Voluntary Liquidation.  Notwithstanding
                   ----------------------------------------
Section 8.4(b), WWFE shall have the right (exercisable by written notice to NBC within thirty (30) Business Days after receipt by WWFE of the NBC Put Notice) to reject the exercise by NBC of the NBC Put Right (the "Put Rejection"). Upon a Put Rejection, (i) WWFE shall have no obligation to purchase the Shares owned by NBC pursuant to Section 8.4(b), and the Company shall as promptly as practicable thereafter be dissolved in accordance with the provisions of Article 9 of this Agreement and the Act and (ii) for a period of three years after such dissolution, neither WWFE nor any of its Affiliates shall, directly or indirectly, own, operate, support (financially or otherwise) or broadcast (via network, cable or otherwise) any teams, games or other events of a professional football league, or own, operate or in any way participate in any professional football league, provided, however that, nothing in this Section shall prohibit WWFE (or any of its Affiliates) from owning, operating, supporting or broadcasting any NFL team, game or other event.

     Section 8.5.  Fair Market Value.  The Fair Market Value of any Shares to be
                   -----------------
Transferred pursuant to Section 8.3, Section 8.4, Section 14.2 or Section 14.3 shall be determined in accordance with the procedures set forth in this Section
8.5. If NBC and WWFE do not agree on the Fair Market Value of any such Shares within a period of ten (10) Business Days following receipt of the Transfer Notice, the Call Exercise Notice, the NBC Put Notice, the NBC IPO Put Notice or the WWFE IPO Call Notice, as the case may be (the "Valuation Date"), the Fair Market Value shall be determined by an appraiser mutually agreed upon by NBC and WWFE. If an appraiser is not agreed upon within ten (10) Business Days following the Valuation Date, each of NBC and WWFE shall select one appraiser who together shall select a single appraiser who shall solely determine the Fair Market Value of such Shares. The appraiser who shall determine the Fair Market Value of the Shares shall do so within thirty (30) Business Days after the Valuation Date, and the determination of such appraiser shall be final and binding upon the Members. In making its determination, the appraiser shall take into consideration the following factors: the terms and conditions of any bona fide third-party offer for the Shares; whether there are currently broadcast arrangements in place with respect to XFL games and other events, or the likelihood that such arrangements will be made, and the terms thereof; other sources of revenue for the Business, whether or not then in existence. Notwithstanding the foregoing, if a bona fide third-party (i.e., other than from an Affiliate of any Member) offer for the Shares to be Transferred has been made in writing, then the Fair Market Value of such Shares shall not be less than the offer price therefor. All appraisers shall be investment banking firms of national standing with experience in valuing sports franchises. The costs of the appraisers shall be split equally between the Members.

          Section 8.6.  Additional Members.  Additional Persons may be admitted
                        ------------------
to the Company as Members and membership Interests may be created and issued to those Persons upon the unanimous approval of the Members. A Person who becomes a new Member shall execute and deliver a joinder to this Agreement pursuant to which that Person agrees to be bound by all of the provisions of this Agreement applicable to Members.

          Section 8.7.  Preemptive Rights.
                        -----------------

               (a) Each Member shall have a preemptive right in proportion to its Percentage Interest to subscribe for or to purchase (i) any shares of any class of equity interest whatsoever which the Company may hereafter issue or sell or (ii) any obligations or securities which the Company may hereafter issue or sell convertible into or exchangeable for any equity interest in the Company of any class or (iii) any warrants, options or other rights which the Company may hereafter issue or sell that confer upon the holder or owner thereof the right to subscribe for or purchase from the Company any of its equity interest of any class or such convertible or exchangeable securities ((i), (ii) and (iii) collectively, "New Securities"). Such preemptive right may be exercised in full or in part at the Member's option and shall exist regardless of the character of the consideration proposed to be received for the interests to be issued or sold by the Company.

               (b) In the event that the Company proposes to undertake an issuance of New Securities, the Company shall give the Members written notice of its intention, describing the type of New Securities and the price and general terms upon which the Company proposes to issue such New Securities. Each Member shall have twenty (20) days from the date any such notice is given to agree to purchase all or any part of its pro rata share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. In the event that any Member fails to exercise in full its preemptive right within such twenty (20) day period, the Company shall have sixty (60) days thereafter to sell the New Securities with respect to which preemptive rights were not exercised at a price and upon general terms no more favorable to the purchaser(s) thereof than specified in the Company's notice to the Members. In the event the Company has not sold such New Securities within such sixty (60) day period, the Company shall not thereafter issue or sell such New Securities without first offering such New Securities to the Members in the manner provided above.

          (c) "New Securities" shall not include Shares or other equity interests or securities of the Company (i) issuable upon conversion of Shares (or other equity interests or securities) or pursuant to any options, warrants, rights or agreements, provided that the preemptive rights established by this
Section 8.7 shall apply with respect to the initial issuance, sale, grant or entering into by the Company of such Shares (or other equity interests or securities), options, warrants, rights or agreements, (ii) offered to the public generally pursuant to an effective registration statement under the Securities Act, (iii) issued pursuant to the acquisition by the Company of all or any part of another Person, whether by merger, purchase of shares, purchase of assets or other transaction, (iv) issued pursuant to any employee benefit plan approved in accordance with this Agreement, (v) issued in connection with any recapitalization, reclassification, reorganization or similar transaction or
(vi) issued pursuant to Section 3.2 of this Agreement.

                                  ARTICLE IX

                             TERM AND DISSOLUTION
                             --------------------

          Section 9.1.  Term.  The term of the Company commenced on the date of
                        ----
filing of the Certificate with the Secretary of State of the State of Delaware and shall continue with perpetual existence until dissolved as provided herein.

          Section 9.2.  Dissolution.  In addition to those events listed in
                        -----------
Section 18-801 of the Act, the Company will be dissolved upon the occurrence of any of the following:

             (a)    Agreement of all Members;

             (b)    Pursuant to Section 8.4(c); or

             (c) An order of a court of competent jurisdiction ordering the dissolution of the Company.

The death, retirement, resignation, bankruptcy or dissolution of any Member shall not constitute an event of dissolution of the Company unless required by the Act.

          Section 9.3.  Liquidation and Termination.  On dissolution of the
                        ---------------------------
Company, NBC and WWFE shall appoint a Liquidator. The Liquidator shall proceed diligently to wind up the affairs of the Company and make final distributions as provided herein and in the Act. The costs of liquidation shall be borne as a Company expense. Until final distribution, the Liquidator shall continue to operate the Company properties with all of the power and authority of the Board of Managers. The steps to be accomplished by the Liquidator are as follows:

             (a) as promptly as possible after dissolution and again after final liquidation, the Liquidator shall cause a proper accounting to be made by a recognized firm of certified public accountants of the Company's assets, liabilities, and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable;

          (b) the Liquidator shall pay, satisfy or discharge from Company funds all of the debts, liabilities and obligations of the Company (including, without limitation, all expenses incurred in liquidation) or otherwise make adequate provision for payment and discharge thereof (including, without limitation, the establishment of a cash escrow fund for contingent liabilities in such amount and for such term as the Liquidator may reasonably determine); and

          (c) all remaining assets of the Company shall be distributed to the Members as follows:

                    (i) the Liquidator may sell any or all Company property, including to Members; and

                    (ii) Company cash and property shall be distributed first to redeem the Class C Membership Unit in an amount equal to $12.50 plus any accrued and unpaid Priority Return (but only to the extent that the amount of such accrued and unpaid Priority Return does not exceed the amount of the Company's net Profit (determined without regard to clause (vii) of the definition of Profit) in the Fiscal Year in which the distribution occurs) and then among the Members in proportion to their respective Percentage Interests. Such distributions shall be made by the end of the taxable year of the Company during which the liquidation of the Company occurs (or, if later, 90 days after the date of the liquidation).

All distributions in kind to the Members shall be made subject to the liability of each distributee for costs, expenses, and liabilities theretofore incurred or for which the Company has committed prior to the date of termination and those costs, expenses, and liabilities shall be allocated to the distributee pursuant to this Section 9.3.

          Section 9.4.  Deficit Capital Accounts.  Notwithstanding anything to
                        ------------------------
the contrary contained in this Agreement, and notwithstanding any custom or rule of law to the contrary, to the extent that the deficit, if any, in the Capital Account of any Member results from or is attributable to deductions and losses of the Company (including non-cash items such as depreciation), or distributions of money or other property pursuant to this Agreement, upon dissolution of the Company such deficit shall not be an asset of the Company and such Member shall not be obligated to contribute such amount to the Company to bring the balance of such Member's Capital Account to zero.

                                   ARTICLE X

                                 CONVERSION OF
                           CLASS B MEMBERSHIP UNITS
                           ------------------------

          Section 10.1.  Optional Conversion.  (a)  Subject to and in compliance
                         -------------------
with the provisions of this Section 10.1, all (but not less than all) outstanding Class B Membership Units may, at the option of the holder thereof, be converted into a like number of Class A Membership Units upon 365 days' prior written notice to the Board of Managers given at any time after the second anniversary of the date of this Agreement (the "Conversion Notice"). The Conversion

Notice shall set forth the effective date of the conversion of the Class B Membership Units into Class A Membership Units. The Conversion Notice may be withdrawn by the holder of Class B Membership Units by written notice to the Board of Managers at any time prior to the Conversion Date without prejudice to the rights of such holder under this Article 10 or otherwise. Notwithstanding the foregoing, if the audited or unaudited annual Financial Statements provided pursuant to Section 7.3(a) with respect to any Fiscal Year ending on or after April 30, 2002 reflect annual or cumulative operating results that are 5% or more below the annual or cumulative operating results projected in the Initial Business Plan or the Subsequent Business Plan for such period, as the case may be, then, for a period of thirty (30) calendar days following the receipt by the holder of the Class B Membership Units of such Financial Statements, such holder may convert all (but not less than all) of the Class B Membership Units held by it into a like number of Class A Membership Units, effective immediately upon delivery at any time during such thirty (30) calendar day period of written notice of such conversion to the Board of Managers (the "Performance Based Conversion Notice"). In addition, notwithstanding the foregoing, in the event the Company undertakes an IPO, the holder of the Class B Membership Units may convert all (but not less than all) of the Class B Membership Units held by it into a like number of Class A Membership Units by delivering written notice of such conversion to the Board of Managers at any time prior to the date of the closing of the IPO, and such conversion shall be effective on the date of, and shall be expressly conditioned upon, the closing of the IPO.

          (b) Reorganization, Recapitalization or Reclassification.  If the
              ----------------------------------------------------
Class A Membership Units shall be changed into the same or a different number of shares of any class or classes of equity of the Company, whether by reorganization, recapitalization, reclassification or otherwise, then and in each such event each holder of Class B Membership Units shall have the right thereafter to convert such units into the kind and amount of shares of equity and other securities and property receivable upon such reorganization, recapitalization, reclassification or other change by holders of the number of Class A Membership Units into which such Class B Membership Units might have been converted immediately prior to such reorganization, recapitalization, reclassification or change.

          (c) Conversion Date.  The date set forth in the Conversion Notice as
              ---------------
the effective date for the conversion of Class B Membership Units into Class A Membership Units, or the date of delivery of the Performance Based Conversion Notice, or the closing date of the IPO, as applicable, shall be the "Conversion Date." Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of such holder as a holder of Class B Membership Units shall cease and such Person shall be deemed to have become a holder of Class A Membership Units with all rights appurtenant thereto. No Class B Membership Units that have been converted shall be reissued without the prior approval of the Members.

          (d) Reservation of Class A Membership Units.  The Company hereby
              ---------------------------------------
expressly reserves 200,000 of the authorized but unissued Class A Membership Units solely for the purpose of effecting the conversion of the Class B Membership Units outstanding on the date hereof. The Members agree to take all necessary action to cause the Company to at all times reserve and keep available out of the authorized but unissued Class A Membership Units, solely for the purpose of effecting the conversion of the Class B Membership Units, such number of its

Class A Membership Units as shall from time to time be sufficient to effect the conversion of all outstanding Class B Membership Units.

                                  ARTICLE XI

                               REDEMPTION OF THE
                            CLASS C MEMBERSHIP UNIT
                            -----------------------

          NBC shall have the right, exercisable by written notice to the Board of Managers at any time on or after the Conversion Date (the "Redemption Notice"), to cause the Company to redeem the outstanding Class C Membership Unit at a price equal to $12.50 plus any accrued and unpaid Priority Return on the Class C Membership Unit. The Company shall, immediately following receipt of the Redemption Notice, redeem the Class C Membership Unit from the holder thereof. The Class C Membership Unit redeemed pursuant to this Article 11 shall be canceled and may not, under any circumstances, be reissued, sold or Transferred and the Company shall take such appropriate action as may be necessary to eliminate the authorized Class C Membership Unit.

                                  ARTICLE XII

                              DISPUTE RESOLUTION
                              ------------------

          Section 12.1.  Arbitration.  Subject to the provisions of Section 12.2
                         -----------
below, all disputes arising out of, or in connection with, this Agreement or the commercial relationships between or among the parties that are created by this Agreement, including any disputes concerning the formation, validity, performance or termination of this Agreement or any of the rights or obligations created or transferred hereby, and including any disputes concerning the jurisdiction of the arbitral tribunal or the scope of arbitrable issues (collectively, "Disputes"), shall be finally resolved by arbitration pursuant to the UNCITRAL Arbitration Rules (the "Rules"). Any such arbitration shall be administered by the American Arbitration Association through its global headquarters in New York (the "AAA Global Headquarters"), and the AAA Global Headquarters shall act as the appointing authority under the Rules. The place of arbitration shall be New York, New York (without prejudice to the powers of the arbitral tribunal under Articles 16 (2) and (3) of the Rules). The law to be applied to the merits of any Dispute shall be the law of New York and, in the event a claim is asserted that is governed by federal law, the arbitral tribunal shall apply federal law as it would be applied to such a dispute by a United States District Court for the Southern District of New York.

          All pleadings, proceedings and information exchanged or disclosed in the arbitration shall be treated as confidential and shall not be disclosed by the parties except (1) as necessary in connection with the prosecution or defense of the arbitration, (2) to protect or assert a right provided by law, or
(3) to comply with an obligation imposed by law. The arbitral tribunal shall have the power to implement and enforce this agreement concerning confidentiality by appropriate order.

          Section 12.2.  Submission to Member Management Prior to Arbitration.
                         ----------------------------------------------------
If a Dispute arises, the Member intending to commence arbitration concerning the Dispute shall, prior to commencing the arbitration, submit to the other Members who will be made parties to the arbitration a letter (the "Notice Letter") setting forth the nature of the Dispute, including the claims proposed to be asserted in arbitration, the parties involved in the Dispute, and the nature and amount of the relief to be sought in arbitration if the Dispute cannot be resolved. The affected Members' executive management teams shall attempt in good faith to resolve the Dispute within 10 calendar days after receipt of the Notice Letter, including any disagreement concerning the number of arbitrators (one or three) to be appointed in the event the Dispute proceeds to arbitration, and including the selection of a sole arbitrator if a sole arbitrator is to be appointed. If the Dispute is not resolved within such period of 10 calendar days, then any Member who is a party to the Dispute may commence arbitration pursuant to the Rules and, absent an agreement within such 10 calendar days upon a sole arbitrator whom the parties shall jointly nominate, a three-member arbitral tribunal shall be formed in accordance with the Rules, and the Member commencing the arbitration shall nominate an arbitrator in the Notice of Arbitration (which shall include the Statement of Claim provided for in Article 18 of the Rules) at the time the arbitration is commenced.

          Section 12.3.  Consent to Jurisdiction.  The parties hereby consent to
                         -----------------------
the exclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any judicial proceedings relating to an arbitrable Dispute, including any proceedings to enforce or to set aside an arbitral award.

                                 ARTICLE XIII

                          CERTAIN PRE-CLOSING MATTERS
                          ---------------------------

          Section 13.1.  General; Reimbursement of Expenses.  The Members
                         ----------------------------------
acknowledge that, prior to the date of this Agreement, each of NBC and WWFE (and their respective Affiliates) has incurred expenses, acquired property or entered into contracts in its individual capacity but for the benefit of the Company.
As soon as practicable after the date hereof (but subject to the approval of NBC and WWFE as described below), the Company shall reimburse each of NBC and WWFE for the reasonable expenses incurred by each of them (and their respective Affiliates) in good faith and upon prior consultation with the other party for the benefit of the Company after April 1, 2000 but prior to the date of this Agreement. Each of NBC and WWFE shall submit to the other party an itemized list of the expenses for which it seeks reimbursement pursuant to this Section 13.1 and shall provide such additional information or explanation with respect thereto as the other party may reasonably request. The Company shall promptly reimburse the expenses incurred by each of NBC and WWFE (and their respective Affiliates) that NBC and WWFE reasonably determine were incurred in good faith by such party and upon prior consultation with the other party for the benefit of the Company during such period. The Company shall not reimburse either NBC or WWFE for the fees and expenses of its (and its Affiliates') counsel or other professional advisors or the costs incurred by such party (and its Affiliates) in the negotiation of this Agreement and the transactions related thereto.

          Section 13.2.  Purchase and Sale of Certain Assets.
                         -----------------------------------

          (a) WWFE Parent does hereby sell, assign, transfer, set over and deliver unto the Company, and the Company does hereby purchase, pay for and accept from

WWFE Parent, the assets and properties set forth on Exhibit B to this Agreement (the "Purchased Assets"). The Company does hereby pay in immediately available funds to WWFE Parent the aggregate purchase price for the Purchased Assets set forth on Exhibit B. After the date hereof, WWFE Parent shall execute and deliver such other documents and instruments as may be reasonably necessary or appropriate to more fully vest title to the Purchased Assets in the Company.

          (b) WWFE Parent represents and warrants to the Company the following:
WWFE Parent owns all of the Purchased Assets free and clear of any liens, pledges, security interests, restrictions, third-party rights, claims and encumbrances of any nature whatsoever. The intellectual property included in the Purchased Assets (the "Purchased Intellectual Property") is valid and subsisting. The use of the Purchased Intellectual Property does not infringe on the rights of any Person and, to the best knowledge of WWFE Parent, no Person is infringing on the Purchased Intellectual Property. There is no pending or, to the best knowledge of WWFE Parent, threatened claim challenging the ownership, validity, effectiveness or use by WWFE Parent of the Purchased Intellectual Property.

                                  ARTICLE XIV

                            INITIAL PUBLIC OFFERING
                            -----------------------

          Section 14.1.  Initial Public Offering.  NBC and WWFE may mutually
                         -----------------------
agree at any time to undertake an initial public offering (the "IPO") of equity interests in the Company. In the IPO, NBC and WWFE shall have equal rights of participation. Without limiting the authority of NBC and WWFE to elect otherwise, NBC and WWFE may, subject to applicable tax and accounting considerations, agree to convert the Company into a corporation in order to facilitate the IPO. Prior to incorporation, the Company shall redeem the Class C Membership Unit at a price equal to $12.50 plus any accrued and unpaid Priority Return (but only to the extent that the amount of such accrued and unpaid Priority Return does not exceed the amount of the Company's net Profit (determined without regard to clause (vii) of the definition of Profit) in the Fiscal Year in which the redemption occurs). Upon incorporation, the total outstanding shares of common stock of the corporation shall be distributed among the Members in proportion to their respective Percentage Interests on the date of incorporation. Upon incorporation, each Member shall have the registration rights with respect to such shares of common stock as are set forth in the form of Registration Rights Agreement attached hereto as Exhibit C. The Members shall work diligently and shall cooperate in good faith to consummate any IPO that is undertaken by the Company as promptly as practicable.

          Section 14.2.  NBC's Right to Request IPO.  If, at any time after the
                         --------------------------
completion of the second full football season conducted by the Company, NBC shall notify WWFE in writing (the "NBC IPO Notice") of its good faith desire to undertake the IPO, and either (i) WWFE does not agree within ninety (90) calendar days following receipt of the NBC IPO Notice to cause the Company to effect the IPO or (ii) the IPO is not consummated by the first anniversary of the date of receipt of the NBC IPO Notice, then NBC may (subject to the remainder of this Section 14.2), upon written notice to WWFE (the "NBC IPO Put Notice"), cause WWFE or an Affiliate thereof to purchase all or any portion of the Shares then owned by NBC (the "NBC IPO Put Right") for an aggregate cash purchase price equal to the Fair Market

Value of such Shares. The closing of the purchase and sale pursuant to this
Section 14.2 shall occur on the later of (i) the thirtieth (30th) Business Day after receipt by WWFE of the NBC IPO Put Notice and (ii) the fifth (5th) Business Day after the Fair Market Value of the Shares then owned by NBC is determined pursuant to Section 8.5, at such place as NBC and WWFE may agree. At the closing, NBC shall assign the Shares being sold to WWFE and WWFE shall pay the purchase price for such Shares in cash or other immediately available funds. Notwithstanding the foregoing, if an underwriter of national standing mutually acceptable to NBC and WWFE determines in good faith that market conditions are not favorable for the IPO within the one year period referred to in clause (ii) above, then such period shall automatically be extended until such time as such underwriter determines in good faith that market conditions have become favorable for the IPO. The NBC IPO Put Right shall be suspended and may not be exercised by NBC during any such extension of the one year period referred to above.

          Section 14.3.  WWFE's Right to Request IPO.  If, at any time after the
                         ---------------------------
completion of the second full football season conducted by the Company, WWFE shall notify NBC in writing (the "WWFE IPO Notice") of its good faith desire to undertake the IPO, and NBC does not agree within ninety (90) calendar days following receipt of the WWFE IPO Notice to cause the Company to effect the IPO, then WWFE or an Affiliate thereof may, upon written notice to NBC (the "WWFE IPO Call Notice"), purchase all or any portion of the Shares then owned by NBC (the "WWFE IPO Call Option") for an aggregate cash purchase price equal to the Fair Market Value of such Shares. The closing of the purchase and sale pursuant to this Section 14.3 shall occur on the later of (i) the thirtieth (30th) Business Day after receipt by NBC of the WWFE IPO Call Notice and (ii) the fifth (5th) Business Day after the Fair Market Value of the Shares then owned by NBC is determined pursuant to Section 8.5, at such place as WWFE and NBC may agree. At the closing, NBC shall assign the Shares being purchased to WWFE and WWFE shall pay the purchase price for such Shares in cash or other immediately available funds.

                                  ARTICLE XV

                              GENERAL PROVISIONS
                              ------------------

          Section 15.1.  eCommerce Activities; Merchandise Fulfillment.  The
                         ---------------------------------------------
Company shall use commercially reasonable efforts to utilize the services of ValueVision International, Inc. as the provider of (i) direct television sales and marketing of the Company's merchandise and (ii) fulfillment services for electronic commerce engaged in by the Company.

          Section 15.2.  Binding Effect and Benefit.  This Agreement will be
                         --------------------------
binding upon, and will inure to the benefit of, the parties hereto and their successors and permitted assigns.

          Section 15.3.  Certificates, etc.  At the expense of the Company, the
                         ------------------
Members shall promptly cause to be prepared and executed all legally required fictitious name, state qualification or other applications, registrations, publications, certificates and affidavits for filing with the proper governmental authorities, and shall arrange for the proper advertisement, publication and filing thereof for record where required by applicable law in any jurisdiction in which such is required.

          Section 15.4.  Members' Relationships Inter Se.  Except as expressly
                         -------------------------------
provided herein, nothing herein contained will be construed to constitute any Member the agent of any other Member or in any manner to limit the Members in the carrying on of their own respective business or activities. Except as provided in 13.1 hereof, to the extent any Member has entered into agreements with respect to the Company and is not entitled to be reimbursed hereunder or under any other agreement among the parties hereto for expenses incurred in carrying out such agreements, such expenses shall be considered the sole obligation of the Member.

          Section 15.5.  Notices, Statements, etc.  All notices, statements or
                         -------------------------
other documents which are required or contemplated by this Agreement shall be in writing and delivered personally or sent by first class registered or certified mail (postage prepaid, return receipt requested), overnight courier service or telecopy to the address most recently provided to the Members or such other address or telecopy number as may be designated in writing by any party to the other parties hereto. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of telecopy confirmation, if sent by telecopy, one business day after delivery to an overnight courier service or five days after mailing if sent by mail.

          Section 15.6.  Integration/Amendments.  This Agreement, the
                         ----------------------
Merchandising Agreement and the Broadcast Agreement represent the entire understanding of the parties and supersede and cancel any and all prior negotiations, undertakings and agreements among the parties with respect to their subject matter. This Agreement may be amended, and any provision hereof may be waived, at any time and from time to time with the prior consent of the Members.

          Section 15.7.  Interpretation.  Whenever in this Agreement reference
                         --------------
is made to "this Agreement" or to any provision "hereof", or words to similar effect, such reference shall be construed to refer to this Agreement. As used in this Agreement, any gender will include any other gender and the plural will include the singular and the singular will include the plural, each wherever appropriate. The titles of the articles and sections herein have been inserted for convenience of reference only and will not control or affect the meaning or construction of any term or provision hereof.

          Section 15.8.  Governing Law.  This Agreement shall be interpreted and
                         -------------
construed in accordance with the law of the State of Delaware, without regard to the conflict of laws provisions thereof.

          Section 15.9.  Severability.  If one or more provisions of this
                         ------------
Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

          Section 15.10.  Counterparts.  This Agreement may be executed in
                          ------------
counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          Section 15.11.  Guarantees.
                          ----------

               (a) By WWFE Parent.  WWFE Parent hereby absolutely,
                   --------------
unconditionally and irrevocably guarantees the prompt payment and performance, in each case when due, of all obligations (monetary and non-monetary) of WWFE and/or any of its Affiliates under this Agreement. WWFE Parent agrees that this guarantee is continuing in nature and shall survive and continue in full force notwithstanding the dissolution or liquidation of, or the insolvency or bankruptcy of, merger or any other corporate change or other occurrence whatsoever affecting the obligations and liabilities of WWFE or any such Affiliate. WWFE Parent agrees that, with respect to the monetary obligations of WWFE or any such Affiliate under this Agreement, this Section 15.11(a) is a guarantee of performance and payment and not merely of collection, and that WWFE Parent will perform said obligations without offset of any kind and without first pursuing any rights or remedies that it may have against WWFE or any such Affiliate, regardless of the existence or adequacy of such rights or remedies. WWFE Parent agrees to reimburse the Company for all costs and expenses, including reasonable attorneys' fees and expenses, incurred by the Company in connection with the enforcement of the Company's rights under this Section 15.11(a). WWFE Parent hereby unconditionally and irrevocably waives, to the extent permitted by applicable law, (i) notice of acceptance of the guarantee and any notice regarding the performance or non-performance of WWFE or any such Affiliate with respect to any of its obligations hereunder, (ii) presentment for payment, notice of non-payment or non-performance, demand, protest, notice of protest and notice of dishonor or default to anyone, (iii) defenses to pay or perform based upon any of the obligations of WWFE or any such Affiliate hereunder not being a valid and binding obligation of WWFE or any such Affiliate enforceable in accordance with its terms for any reason whatsoever, (iv) all other notices to which WWFE Parent may be entitled but which may legally be waived, (v) any defense or circumstance which might otherwise constitute a legal or equitable discharge of WWFE Parent and (vi) all rights under any state or federal statute dealing with or affecting the rights of creditors. WWFE Parent represents and warrants that WWFE is, and at all times during the term of this Agreement will be, a wholly-owned subsidiary of WWFE Parent.

               (b) By NBC Parent.  NBC Parent hereby absolutely,
                   -------------
unconditionally and irrevocably guarantees the prompt payment and performance, in each case when due, of all obligations (monetary and non-monetary) of NBC and/or any of its Affiliates under this Agreement. NBC Parent agrees that this guarantee is continuing in nature and shall survive and continue in full force notwithstanding the dissolution or liquidation of, or the insolvency or bankruptcy of, merger or any other corporate change or other occurrence whatsoever affecting the obligations and liabilities of NBC or any such Affiliate. NBC Parent agrees that, with respect to the monetary obligations of NBC or any such Affiliate under this Agreement, this Section 15.11(b) is a guarantee of performance and payment and not merely of collection, and that NBC Parent will perform said obligations without offset of any kind and without first pursuing any rights or remedies that it may have against NBC or any such Affiliate, regardless of the existence or adequacy of such rights or remedies. NBC Parent agrees to reimburse the Company for all costs and expenses, including reasonable attorneys' fees and expenses, incurred by the Company in connection with the enforcement of the Company's rights under this Section 15.11(b). NBC Parent hereby unconditionally and irrevocably waives, to the extent permitted by applicable law, (i) notice of acceptance of the guarantee and any notice regarding the performance or non-performance of NBC or any such Affiliate with respect to any of its obligations hereunder, (ii) presentment for payment, notice of non-payment or non-performance, demand, protest, notice of protest and notice of dishonor or default to anyone, (iii) defenses to pay or perform based upon any of the obligations of NBC or any such Affiliate hereunder not being a valid and binding obligation of NBC or any such Affiliate enforceable in accordance with its terms for any reason whatsoever,
(iv) all other notices to which NBC Parent may be entitled but which may legally be waived, (v) any defense or circumstance which might otherwise constitute a legal or equitable discharge of NBC Parent and (vi) all rights under any state or federal statute dealing with or affecting the rights of creditors. NBC Parent represents and warrants that NBC is, and at all times during the term of this Agreement will be, a wholly-owned subsidiary of NBC Parent.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                              WWFE SPORTS, INC.

                                              By:_____________________________

                                              Title:__________________________



                                              NBC-XFL HOLDING, INC.

                                              By:____________________________

                                              Title:_________________________



WORLD WRESTLING FEDERATION ENTERTAINMENT, INC., solely for the purpose of agreeing to be bound by Sections 13.2 and 15.11 of this Agreement.


By:____________________________

Title:_________________________

NATIONAL BROADCASTING COMPANY, INC.,
solely for the purpose of agreeing to be bound by Section 15.11 of this Agreement.


By:____________________________

Title:_________________________